UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) August _16, 2005


                              Linkwell Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)

          000-24977                                 65-1053546
-------------------------------              -------------------------
  (Commission File Number)                (IRS Employer Identification No.)

No. 476 Hutai Branch Road, Baoshan District, Shanghai, China      200436
-------------------------------------------------------------  --------------
        (Address of Principal Executive Offices)                (Zip Code)

                                 (86)21-56689332
              (Registrant's Telephone Number, Including Area Code)

                  Kirshner Entertainment & Technologies, Inc.,
           5200 N.W. 33rd Avenue, Suite 215, Ft. Lauderdale, FL 33309
            --------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       [__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       [__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       [__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [__] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.03 AMENTMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
          YEAR


On July 26, 2005, we filed Articles of Amendment to our Articles of Incorporation changing our name to "Linkwell Corporation " effective after the close of business of August 16, 2005. In connection with our name change, effect at the open of business on August 17, 2005 the trading symbol for our common stock on the OTC Bulletin Board will change and the new symbol is "LWLL."




ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

3.6 Articles of Amendment to the Articles of Incorporation filed with the Florida Secretary of State on July 26, 2005.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                 Kirshner Entertainment & Technologies, Inc.



                                        By:/s/   Xuelian Bian
                                        --------------------------------------
                                        Xuelian Bian, Chief Executive Officer

DATED:  August 16, 2005

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